UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 15, 2021

Home Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	001-34190	71-1051785
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

503 Kaliste Saloom Road, Lafayette, Louisiana	70508
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(337) 237-1960

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	HBCP	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On, December 15, 2021, Home Bancorp, Inc., a Louisiana corporation ("Home Bancorp"), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Friendswood Capital Corporation, a Texas corporation ("Friendswood Capital"). The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Home Bancorp will acquire Friendswood Capital Corporation through a reverse merger of a newly created, wholly-owned subsidiary of Home Bancorp with and into Friendswood Capital (the “Merger”). Immediately after the Merger, Friendswood Capital will merge with and into Home Bancorp, with Home Bancorp being the surviving corporation. Promptly following the completion of the holding company merger, Texan Bank, N.A., a national bank and wholly-owned subsidiary of Friendswood Capital, will merge with and into Home Bank, N. A., a national bank and wholly-owned subsidiary of Home Bancorp, with Home Bank, N.A. surviving the merger. Subject to the terms and conditions of the Merger Agreement, which has been unanimously approved by the Boards of Directors of Home Bancorp and Friendswood Capital, upon completion of the Merger, shareholders of Friendswood Capital (other than holders of Dissenting Shares, as such term is defined in the Merger Agreeement) will receive $15.34 in cash for each outstanding share of Friendswood Capital common stock.

The Merger Agreement contains customary representations and warranties from both Home Bancorp and Friendswood Capital, and each have agreed to customary covenants, including, among others, covenants relating to: (1) the conduct of Friendswood Capital’s business during the interim period between the execution of the Merger Agreement and the completion of the Merger; (2) Friendswood Capital’s obligation to convene and hold a meeting of its shareholders to consider and vote upon the approval of the Merger, the Merger Agreement and the other transactions contemplated by it; and (3) subject to certain exceptions, the recommendation by the Board of Directors of Friendswood Capital in favor of the approval by its shareholders of the Merger, the Merger Agreement and the other transactions contemplated it. Friendswood Capital has also agreed not to (1) solicit proposals relating to alternative business combination transactions or (2) subject to certain exceptions, enter into any discussions, or enter into any agreement, concerning, or provide confidential information in connection with, any proposals for alternative business combination transactions.

Concurrently with the execution of the Merger Agreement, the directors and executive officers of Friendswood Capital, in their respective capacities as shareholders of the company, entered into Support Agreements with Home Bancorp under which they agreed to vote their shares of Friendswood Capital in favor of the Merger and to take certain other actions that would support the completion of the Merger. The form of Support Agreement is attached to the Merger Agreement as Exhibit 7.15 thereto.

Completion of the Merger is subject to certain customary conditions, including, among others, (1) approval of the Merger Agreement by the requisite vote of the shareholders of Friendswood Capital; (2) receipt of required regulatory approvals; and (3) the absence of any injunction, order or other legal restraint prohibiting the completion of the Merger. Each party’s obligation to complete the Merger is also subject to certain additional customary conditions, including (1) subject to certain exceptions, the accuracy of the representations and warranties of the other party and (2) performance in all material respects by the other party of its obligations under the Merger Agreement. Subject to the receipt of all required approvals and the satisfaction of all other conditions, the Merger is expected to be completed in the first quarter of 2022.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On December 15, 2021, Home Bancorp posted a presentation to investors regarding the Merger. The presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The preceding information, as well as Exhibit 99.1 referenced therein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events

On December 15, 2021, Home Bancorp and Friendswood Capital issued a press release announcing that they had entered into the Merger Agreement. A copy of the press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Forward-Looking Statements

This Current Report contains certain forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or words of similar meaning, or future or conditional verbs such as “will,” “would,” “should,” “could” or “may.”

Actual results could differ materially from those indicated in forward-looking statements. Among other factors, actual results may differ from those described in forward-looking statements due to: the possibility that the proposed transaction does not close when expected or at all because required regulatory, shareholder or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all; the terms of the proposed transaction may need to be modified to obtain such approvals or satisfy such conditions; the anticipated benefits from the proposed transaction are not realized in the time frame anticipated or at all as a result of changes in general economic and market conditions, interest rates, laws and regulations and their enforcement, and the degree of competition in the company’s markets; the ability to promptly and effectively integrate the businesses of the companies; the reaction of the companies' customers to the transaction; diversion of management time on merger-related issues; changes in asset quality and credit risk; the inability to sustain revenue and earnings; and competitive conditions.

Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in Home Bancorp’s reports (such as the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the SEC and available at the SEC’s Internet website (www.sec.gov). All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Home Bancorp or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Except as required by law, Home Bancorp does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statement is made.

Item 9.01	Financial Statements and Exhibits

(a)Not applicable.
(b)Not applicable.
(c)Not applicable.
(d)Exhibits

The following exhibit is filed herewith.

Exhibit Number	Description
2.1
Agreement and Plan of Merger, dated as of December 15, 2021, between Home Bancorp, Inc. and Friendswood Capital Corporation (The schedules to the Agreement and Plan of Merger have been omitted. The registrant hereby agrees to furnish supplementally a copy of any omitted schedules to the Securities and Exchange Commission upon its request.)

99.1	Investor presentation of Home Bancorp, Inc., dated December 15, 2021
99.2	Press Release, dated December 15, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOME BANCORP, INC.

Date: December 15, 2021	By:	/s/ John W. Bordelon
John W. Bordelon
Chairman, President and CEO